Exhibit 99.1

FOR IMMEDIATE RELEASE

CONTACT:	Abdo H. Khoury
Chief Financial and Portfolio Officer
(949) 718-4400

NHP REPORTS FOURTH QUARTER FINANCIAL RESULTS AND 2006 GUIDANCE

(NEWPORT BEACH, California, February 8, 2006)… Nationwide Health Properties, Inc. (NYSE:NHP), today announced its fourth quarter and full year 2005 operating results and its guidance range for 2006.

2005 FOURTH QUARTER RESULTS

The following table presents selected financial results for the fourth quarter of 2005 and the twelve months ended December 31, 2005 as compared to 2004. As used herein, “extinguishments” means the loss on extinguishment of debt and the preferred stock redemption charge.

SELECTED FINANCIAL RESULTS

($ in thousands, except per share amounts)

	Three Months Ended December 31,
Item	2005	2004	Change
Revenues	$56,761	$47,826	$8,935	18.7%
Net Income	$23,883	$20,947	$2,936	14.0%
Income Available to Common Stockholders Per Share	$0.30	$0.25	$0.05	20.0%
Diluted FFO	$32,030	$30,371	$1,659	5.5%
Diluted FFO Before Impairments	$34,009	$30,603	$3,406	11.1%
Diluted FFO Per Share	$0.44	$0.42	$0.02	4.8%
Diluted FFO Per Share Before Impairments	$0.47	$0.43	$0.04	9.3%

	Twelve Months Ended December 31,
Item	2005	2004	Change
Revenues	$216,477	$179,388	$37,089	20.7%
Net Income	$69,941	$74,822	$(4,881)	(6.5)%
Income Available to Common Stockholders Per Share	$0.79	$0.95	$(0.16)	(16.8)%
Diluted FFO	$113,450	$111,796	$1,654	1.5%
Diluted FFO Before Impairments & Extinguishments	$132,851	$112,028	$20,823	18.6%
Diluted FFO Per Share	$1.56	$1.63	$(0.07)	(4.3)%
Diluted FFO Per Share Before Impairments & Extinguishments	$1.84	$1.63	$0.21	12.9%

1

Funds From Operation (FFO)

FFO is a non-GAAP measure that NHP believes is important to an understanding of its operations. A reconciliation between net income, the most directly comparable GAAP financial measure, and FFO is included in the accompanying financial data. We believe FFO is an important supplemental measure of operating performance because it excludes the effects of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs and which may be of limited relevance in evaluating current performance).

Diluted FFO per share for the fourth quarter was $0.44. Diluted FFO before impairments was $34,009,000, or $0.47 per share. The results for the three months ended December 31, 2005 include impairments totaling $1,979,000. The results for the twelve months ended December 31, 2005 include impairments totaling $10,041,000, extinguishments of $9,360,000 and a separation charge of $585,000. The results for the three months ended December 31, 2004 included an impairment of $232,000. The results for the twelve months ended December 31, 2004 included the impact of a $1,402,000 retirement charge and an impairment of $232,000.

NEW INVESTMENTS

In addition to the $403.7 million of closed and announced investments for 2005 (which includes the previously announced $171 million transaction with Wingate Healthcare, $116,000,000 of which closed on January 31, 2006 with the remainder expected to close by the end of February 2006), we closed on the following $54 million of investments after year end:

•	Medical Office Buildings: $41 million for a six state, 18 medical office building portfolio by our newly formed joint venture with The Broe Companies. We expect to close on the three remaining buildings with a total cost of approximately $11 million by the end of February 2006. Further details of this transaction that was previously announced on January 24, 2006 will be provided in our year end earnings call later today.

•	Independent and Assisted Living: $13 million ($97,000 per unit) on January 31 for a Wisconsin facility with an initial yield of 7.52% (about 140 bps over our effective cost of capital for the transaction as a result of the assumption of low rate, long-term, tax exempt bond financing) and increases equal to 10% of revenue growth (up to a maximum annual increase of 2.5% of the prior year’s total rent).

2

2005 FINANCING TRANSACTIONS

•	On October 20, 2005 we closed on our new $700 million senior unsecured credit facility that includes both a $600 million revolving facility with a three year maturity and an option on our part to extend for one year and a $100 million term loan with a five year maturity. This credit facility replaces our existing $400 million senior unsecured revolving credit facility that was due to mature in April 2007. The all-in drawn pricing is 110 basis points over LIBOR on the revolving facility and the term loan, an improvement of 27.5 basis points over the existing facility.

2005 OVERVIEW

“We are pleased with our 2005 revenue growth of 21% and increase in FFO before impairments and extinguishments of 19%,” commented Douglas M. Pasquale, NHP’s President and Chief Executive Officer. “We are also very pleased to start 2006 with the closing of two important investments including the majority of both the previously announced $171 million acquisition of top quality skilled nursing facilities and the $52 million medical office building joint venture, which introduces us to an important new asset class. Our progress over the past two years has positioned us to increase our annual dividend four cents per share while maintaining our dividend payout ratio in the low 80% range.”

2006 GUIDANCE

Our guidance range for FFO before impairments excluding additional investments for 2006 is from $1.84 per share to $1.87 per share. A reconciliation between net income and FFO on a per share basis for guidance purposes is included in the accompanying financial data.

This guidance incorporates no results from 2006 acquisitions besides the closed and announced transactions described above, nor does it incorporate the impact of any future impairments that might arise or any future capital transactions with the exception of

3

approximately $50 million of expected equity issuances through our Dividend Reinvestment Plan and continuous equity offering program. This guidance assumes asset sales, mortgage loan receivable prepayments and other leakage during 2006 as described in the supplementary analyst information section of this press release.

CONFERENCE CALL INFORMATION

The Company has scheduled a conference call and webcast later today at 1:30 p.m. PST in order to present the Company’s performance and operating results for the quarter ended December 31, 2005. The conference call is accessible by dialing (877) 356-5705 and referencing conference ID number 4642154 or by logging on to our website at www.nhp-reit.com. The earnings release and any additional financial information that may be discussed on the conference call will also be available at the same location on our website. A digitized replay of the conference call will be available from 4:30 p.m. PST that day until midnight Wednesday, February 22, 2006. Callers can access the replay by dialing (800) 642-1687 or (706) 645-9291 and entering conference ID number 4642154. Webcast replays will also be available on our website for at least 12 months following the conference call.

Nationwide Health Properties, Inc., is a real estate investment trust that invests in senior housing and long-term care facilities. The Company has investments in 447 facilities in 39 states. For more information on Nationwide Health Properties, Inc., visit our website at http://www.nhp-reit.com.

###

Certain information contained in this news release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts. These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,” “expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof. All forward-looking statements included in this news release are based on information available to us on the date hereof. These statements speak only as of the date hereof, and we assume no obligation to update such forward-looking statements for any reason or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. These statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants; occupancy levels at certain facilities; changes in the ratings of our debt securities; access to the capital markets and the cost of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs; the general distress of the health care industry; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; our ability to meet acquisition goals; the ability of our operators to repay deferred rent or loans in future periods; the ability of our operators to obtain and maintain adequate liability and other insurance; our ability to attract new operators for certain facilities; our ability to sell certain facilities for their book value; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and the risk factors described in our annual report on Form 10-K filed with the SEC on February 8, 2006.

4

NATIONWIDE HEALTH PROPERTIES, INC.

STATEMENTS OF OPERATIONS

DECEMBER 31, 2005

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Revenues:
Rental income	$53,784	$45,401	$206,031	$167,522
Interest and other income	2,977	2,425	10,446	11,866

	56,761	47,826	216,477	179,388
Expenses:
Interest & amortization of deferred financing costs	17,525	14,202	67,031	55,709
Depreciation and amortization	14,634	12,386	55,354	45,492
General and administrative	3,814	3,489	14,356	13,529
Impairment of assets	—	232	310	232
Loss on extinguishment of debt	—	—	8,565	—

	35,973	30,309	145,616	114,962

Income before unconsolidated entity	20,788	17,517	70,861	64,426
Income from unconsolidated joint venture	—	485	689	1,953

Income from continuing operations	20,788	18,002	71,550	66,379
Discontinued operations
Gain on sale of facilities	4,821	1,746	4,908	3,750
Income/(loss) from discontinued operations	(1,726)	1,199	(6,517)	4,693

	3,095	2,945	(1,609)	8,443

Net income	23,883	20,947	69,941	74,822
Preferred stock dividends	(3,791)	(3,982)	(15,622)	(11,802)
Preferred stock redemption charge	—	—	(795)	—

Income available to common stockholders	$20,092	$16,965	$53,524	$63,020

Basic/diluted per share amounts available to common stockholders:
Income from continuing operations	$0.25	$0.21	$0.82	$0.82
Discontinued operations	$0.05	$0.04	$(0.03)	$0.13

Income	$0.30	$0.25	$0.79	$0.95

Weighted average shares outstanding	67,765	66,839	67,446	66,211

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2005	2004	2005	2004
Net income	$23,883	$20,947	$69,941	$74,822
Preferred stock dividends	(3,791)	(3,982)	(15,622)	(11,802)
Preferred stock redemption charge	—	—	(795)	—
Real estate related depreciation and amortization	14,697	12,865	56,670	47,541
Depreciation in income from joint venture	—	186	246	745
Gain on sale of facilities	(4,821)	(1,746)	(4,908)	(3,750)
(Gain)/loss on sale of facility from joint venture	—	39	(330)	116

Funds From Operations (“FFO”) available to common stockholders (1)	29,968	28,309	105,202	107,672
Series B Preferred dividend add-back	2,062	2,062	8,248	4,124

Diluted FFO	32,030	30,371	113,450	111,796
Impairments	1,979	232	10,041	232
Loss on extinguishment of debt	—	—	8,565	—
Preferred stock redemption charge	—	—	795	—

Diluted FFO before impairments and extinguishments	$34,009	$30,603	$132,851	$112,028

Weighted average shares outstanding	67,765	66,839	67,446	66,211
Series B Preferred Stock add-back	4,681	4,681	4,681	2,341

Diluted weighted average shares outstanding	72,446	71,520	72,127	68,552

Basic/diluted per share amounts:
FFO	$0.44	$0.42	$1.56	$1.63

FFO before impairments and extinguishments	$0.47	$0.43	$1.84	$1.63

(1)	We believe that funds from operations is an important supplemental measure of operating performance because it excludes the effect of depreciation and gains (losses) from sales of facilities (both of which are based on historical costs which may be of limited relevance in evaluating current performance). Additionally, funds from operations is widely used by industry analysts as a measure of operating performance for equity REITs. We therefore disclose funds from operations, although it is a measurement that is not defined by accounting principles generally accepted in the United States. We calculate funds from operations in accordance with the National Association of Real Estate Investment Trusts’ definition. Funds from operations does not represent cash generated from operating activities as defined by accounting principles generally accepted in the United States (funds from operations does not include changes in operating assets and liabilities) and, therefore, should not be considered as an alternative to net income as the primary indicator of operating performance or to cash flow as a measure of liquidity.

NATIONWIDE HEALTH PROPERTIES, INC.

BALANCE SHEETS

DECEMBER 31, 2005

(IN THOUSANDS)

	December 31, 2005	December 31, 2004
ASSETS
Investments in real estate:
Real estate properties
Land	$207,563	$187,666
Buildings and improvements	1,835,183	1,665,290

	2,042,746	1,852,956
Less accumulated depreciation	(344,224)	(303,766)

	1,698,522	1,549,190
Mortgage loans receivable, net	87,553	75,453
Investment in unconsolidated joint venture	—	12,747

	1,786,075	1,637,390
Cash and cash equivalents	10,005	8,473
Receivables	5,741	7,470
Assets held for sale	9,198	3,050
Other assets	56,201	53,728

	$1,867,220	$1,710,111

LIABILITIES AND STOCKHOLDERS’ EQUITY
Bank borrowings	$224,000	$186,000
Senior notes due 2006 - 2038	570,225	470,000
Notes and bonds payable	236,278	187,409
Accounts payable and accrued liabilities	55,685	50,876

Total liabilities	1,086,188	894,285
Stockholders’ equity:
Series A Preferred Stock	90,049	100,000
Series B Preferred Stock	106,450	106,450
Common stock	6,781	6,681
Capital in excess of par value	889,008	868,091
Cumulative net income	878,716	808,775
Cumulative dividends	(1,189,972)	(1,074,171)

Total stockholders’ equity	781,032	815,826

	$1,867,220	$1,710,111

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

PORTFOLIO COMPOSITION

EQUITY OWNERSHIP	96%
MORTGAGE LOANS RECEIVABLE	4%

100%

ASSISTED AND INDEPENDENT LIVING FACILITIES	58%
SKILLED NURSING FACILITIES	35%
CONTINUING CARE RETIREMENT COMMUNITIES	4%
OTHER	3%

100%

OWNED FACILITIES

	FACILITIES	INVESTMENT
ASSISTED & IND LIVING FACILITIES	211	$1,223,414,000	$79,566	PER UNIT
SKILLED NURSING FACILITIES	176	675,444,000	$33,833	PER BED
CONTINUING CARE RETIREMENT COM.	6	76,750,000	$65,208	PER BED/UNIT
SPECIALTY HOSPITALS	7	67,138,000	$221,578	PER BED

	400	$2,042,746,000

MORTGAGE LOANS RECEIVABLE

	FACILITIES	LOAN VALUE
SKILLED NURSING FACILITIES	15	$59,773,000	$25,898	PER BED
ASSISTED & IND LIVING FACILITIES	1	8,500,000	$67,460	PER UNIT
CONTINUING CARE RETIREMENT COM.	1	19,280,000	$45,047	PER BED/UNIT

	17	$87,553,000

	FACILITIES	INVESTMENT
ASSETS HELD FOR SALE	5	$9,198,000

PORTFOLIO STATISTICS

	2005		2004		2003
RENT COVERAGE
EBITDARM
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.4	x	1.3	x	1.3	x
SKILLED NURSING FACILITIES	2.4	x	1.9	x	1.7	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.5	x	1.6	x	1.6	x

EBITDAR
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.2	x
SKILLED NURSING FACILITIES	1.7	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.2	x

EBITDAR MINUS CAPEX
ASSISTED AND INDEPENDENT LIVING FACILITIES	1.1	x
SKILLED NURSING FACILITIES	1.6	x
CONTINUING CARE RETIREMENT COMMUNITIES	1.1	x

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

	2005	2004	2003
OCCUPANCY
ASSISTED AND INDEPENDENT LIVING FACILITIES	88%	89%	88%
SKILLED NURSING FACILITIES	80%	80%	82%
CONTINUING CARE RETIREMENT COMMUNITIES	89%	89%	89%

TENANT PRIVATE PAY AND MEDICARE REVENUES
ASSISTED AND INDEPENDENT LIVING FACILITIES	100%	100%	100%
SKILLED NURSING FACILITIES	43%	34%	31%
CONTINUING CARE RETIREMENT COMMUNITIES	71%
TOTAL PORTFOLIO	62%

NHP RENT BY PAYMENT SOURCE
MEDICAID	22%
MEDICARE	14%
PRIVATE AND OTHER	64%

AVERAGE AGE OF FACILITY IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	10
SKILLED NURSING FACILITIES	30
CONTINUING CARE RETIREMENT COMMUNITIES	27

AVERAGE REMAINING LEASE TERM IN YEARS
ASSISTED AND INDEPENDENT LIVING FACILITIES	13
SKILLED NURSING FACILITIES	8
CONTINUING CARE RETIREMENT COMMUNITIES	11

INVESTMENT BY OPERATOR

(excluding five assets held for sale)

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES
BROOKDALE SENIOR LIVING, INC.	100	$344,285,000	16%	16%
AMERICAN RETIREMENT CORPORATION*	16	185,524,000	9%	9%
EMERITUS CORPORATION*	23	179,467,000	8%	8%
ATRIA SENIOR LIVING GROUP	17	124,583,000	6%	8%
LAUREATE GROUP	8	105,921,000	5%	4%
BEVERLY ENTERPRISES, INC.*	28	100,113,000	5%	6%
EPOCH SENIOR LIVING, INC.	10	95,359,000	4%	4%
COMPLETE CARE SERVICES	37	87,260,000	4%	5%
SENIOR SERVICES OF AMERICA	10	67,785,000	3%	2%
AMERICAN SENIOR LIVING	10	58,888,000	3%	3%
NEXION HEALTH MANAGEMENT, INC.	17	50,228,000	2%	3%
HEALTHSOUTH CORPORATION*	2	45,645,000	2%	3%
LIFE CARE CENTERS OF AMERICA, INC.	7	43,428,000	2%	2%
LIBERTY HEALTHCARE	11	41,379,000	2%	2%
HEARTH MANAGEMENT, LLC	3	41,285,000	2%	2%
OTHER - PUBLIC COMPANIES	14	56,975,000	3%	3%
OTHER	104	502,174,000	24%	20%

	417	$2,130,299,000	100%	100%

*	PUBLIC COMPANY

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

TOP FIVE STATES INVESTMENT AND REVENUE

	NUMBER OF FACILITIES	INVESTMENT AMOUNT	PERCENT OF INVESTMENT	PERCENT OF REVENUES	MEDICAID AS A PERCENTAGE OF REVENUES
TEXAS	89	$303,279,000	14%	15%	6%
CALIFORNIA	28	$193,475,000	9%	12%	2%
FLORIDA	34	$186,659,000	9%	8%	3%
MASSACHUSETTS	18	$153,029,000	7%	7%	3%
WISCONSIN	23	$153,188,000	7%	5%	1%

SECURITY DEPOSITS

BANK LETTERS OF CREDIT	$38,230,000
CASH DEPOSITS	19,659,000

$57,889,000

CURRENT CAPITALIZATION

BANK CREDIT FACILITY (MATURES 10/08)	$224,000,000	10%
SENIOR DEBT	806,503,000	38%
EQUITY (UNDEPRECIATED BOOK BASIS)	1,125,256,000	52%

	$2,155,759,000

DEBT COMPOSITION

	AMOUNT	WEIGHTED RATE
FIXED RATE	$784,571,000	6.7%
FLOATING RATE	$21,932,000	3.0%
FLOATING RATE REVOLVING BANK LINE OF CREDIT	$224,000,000	7.25% Prime/5.28% LIBOR

CURRENT QUARTER INVESTMENTS

	FACILITIES	INVESTMENT
CAPITAL EXPENDITURES	—	$1,970,000

	—	$1,970,000

CURRENT YEAR INVESTMENTS
SKILLED NURSING FACILITIES	16	$70,367,000	$37,094	PER BED
ASSISTED & IND LIVING FACILITIES	50	151,010,000	$93,737	PER UNIT
FACILITY SWAP	—	1,500,000
EARNOUT PAYMENTS	—	1,400,000
CAPITAL EXPENDITURES	—	8,421,000

	66	$232,698,000

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

SENIOR NOTE MATURITIES

YEAR	AMOUNT		WEIGHTED RATE
Q4 2006	$32,725,000		7.4%
Q1 2007	5,000,000		7.4%
Q2 2007	12,000,000		7.3%
Q4 2007	55,000,000	(1)	6.9%
Q1 2008	10,000,000		6.7%
Q3 2008	40,000,000	(2)	6.6%
Q4 2008	33,500,000	(3)	7.6%
2009	32,000,000		7.8%
2012	100,000,000		8.3%
2015	250,000,000		6.0%

	$570,225,000		6.9%

(1)	Includes $55,000,000 of 6.9% MTNs putable October of 2007, ‘09, ‘12, ‘17, ‘27 with a final maturity in 2037.

(2)	Includes $40,000,000 of 6.59% MTNs putable July of 2008, ‘13, ‘18, ‘23, ‘28 with a final maturity in 2038.

(3)	Includes $33,500,000 of 7.6% MTNs putable November of 2008, ‘13, ‘18, ‘23 with a final maturity in 2028.

NOTES AND BONDS PAYABLE MATURITIES

YEAR	AMOUNT	WEIGHTED RATE
2007	$704,000	6.6%
2010	69,175,000	6.0%
2011	5,782,000	7.7%
2012	34,321,000	7.6%
2013	42,690,000	6.0%
2014	—	—
2015	6,408,000	8.3%
THEREAFTER	77,198,000	5.5%

	$236,278,000	6.1%

LEASE EXPIRATIONS

YEAR	MINIMUM RENT	NUMBER OF FACILITIES
2006	$4,383,000	13
2007	5,101,000	12
2008	3,017,000	6
2009	2,923,000	6
2010	13,541,000	28
2011	6,694,000	21
2012	16,708,000	18
2013	16,432,000	29
2014	25,645,000	33
2015	5,738,000	5
THEREAFTER	100,462,000	229

	$200,644,000	400

NATIONWIDE HEALTH PROPERTIES, INC.

SUPPLEMENTAL ANALYST INFORMATION

DECEMBER 31, 2005

MORTGAGE LOAN RECEIVABLE PRINCIPAL PAYMENTS

YEAR	PRINCIPAL PAYMENTS	NUMBER OF FACILITIES
2006	$5,467,000	2
2007	9,224,000	1
2008	5,588,000	1
2009	889,000	—
2010	1,035,000	—
2011	5,024,000	2
2012	1,254,000	—
2013	9,937,000	—
2014	1,529,000	—
2015	3,953,000	1
THEREAFTER	43,803,000	10

	$87,703,000	17

RECONCILIATION OF 2006 NET INCOME GUIDANCE TO 2006 FFO GUIDANCE

	LOW	HIGH
NET INCOME	$1.34	$1.36
LESS: PREFERRED DIVIDENDS	(0.10)	(0.10)
REAL ESTATE RELATED DEPRECIATION AND AMORTIZATION	0.97	0.97
LESS: GAINS ON SALE	(0.24)	(0.24)
DILUTION FROM CONVERTIBLE PREFERRED STOCK	(0.13)	(0.12)

FUNDS FROM OPERATIONS	$1.84	$1.87

2006 EXPECTED LEAKAGE

	PROCEEDS	GAIN	RENT LOSS
2005 PURCHASE OPTIONS			$2,179,000
2005 ASSET RECYCLING			515,000
2006 PURCHASE OPTIONS - CERTAIN	$30,420,000	$14,337,000	2,431,000
2006 PURCHASE OPTIONS - HIGH	25,498,000	2,372,000	2,220,000
MORTGAGE LOAN PAYOFFS	5,113,000		586,000
ASSET RECYCLING	11,250,000	1,985,000	1,559,000
LEASE RENEWALS			1,259,000

TOTAL 2006 LEAKAGE	$72,281,000	$18,694,000	$10,749,000